EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-K for the period ended April 30, 2009 of Techs Loanstar, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Gary Pizzacalla, Chairman, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: July 16, 2009


/s/ GARY PIZZACALLA
    ________________________________________
    Gary Pizzacalla
    President, Secretary Treasurer,
    Principal Executive Officer,
    Principal Financial Officer and Director